SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 18, 2004

INTRUSION INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Richardson, Texas	75081
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

At a special meeting held on March 18, 2004, our stockholders approved an amendment to our certificate of incorporation to effect a four-for-one (4:1) reverse stock split of our common stock on March 29, 2004.  A copy of the press release announcing the reverse stock split is attached hereto as Exhibit 99.1.

Item 7.                                 Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                        (c)   Exhibits.

99.1                                                   Text of press release of the registrant, dated March 19, 2004, announcing a four-for-one (4:1) reverse stock split of our common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.
Dated: March 19, 2004

By:/s/ Michael L. Paxton
Michael L. Paxton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Text of press release of the registrant, dated March 19, 2004, announcing a four-for-one (4:1) reverse stock split of our common stock.